UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 31, 2003

                            STEAKHOUSE PARTNERS, INC.

               (Exact Name of Registrant as Specified in Charter)

           Delaware                      000-23739              94-3248672
        ---------------               ---------------         ---------------
(State or Other Jurisdiction of         (Commission          (I.R.S. Employer
        Incorporation)                  File Number)         Identification No.)

                             10200 Willow Creek Road
                           San Diego, California 92131

                    (Address of Principal Executive Offices)

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                                 (858) 689-2333

              (Registrant's telephone number, including area code)

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ITEM 5.    OTHER EVENTS AND REQUIRED FD DISCLOSURE.

                  On December 19, 2003 the Order was entered with the United States Bankruptcy Court for the Central District of California - Riverside Division by Steakhouse Partners, Inc. (the "Registrant"), confirming their Joint Plan of Reorganization. Under the terms of that Order the Plan will become effective December 31, 2003 and the debtor-in-possession financing, that was approved by the Court on August 13, 2003, will convert to 90% of the Common Stock. The balance of the Common Stock will be distributed to the Unsecured Creditors as partial payment in accordance with the Plan.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            STEAKHOUSE PARTNERS, INC.
                                            Registrant

     Dated: December 31, 2003               /s/ Joseph L. Wulkowicz
                                            -----------------------------------
                                            Name: Joseph L. Wulkowicz
                                            Title: Assistant Secretary